SCHEDULE 14C INFORMATION

                 INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
           OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.    )


Check  the  appropriate  box:

[  X  ]     Preliminary  Information  Statement
   -
[  __ ]     Confidential,  for Use of the Commission Only (as permitted by Rule
            14c-5(d)(2))
[  __ ]     Definitive  Information  Statement


                                 U.S. CRUDE LTD.

                  (Name of Registrant as Specified in Charter)


Payment  of  Filing  Fee  (Check  the  appropriate  box):

[  X  ]     No  fee  required
   -
[  __ ]     Fee computed on table below per Exchange Act Rules 14c-5(g) and O-11

     1)     Title  of  each  class  of  securities to which transaction applies:

     2)     Aggregate  number  of  securities  to  which  transaction  applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)     Proposed  maximum  aggregate  value  of  transaction:

     5)     Total  fee  paid:

[  __  ]    Fee  paid  previously  with  preliminary  materials.
[  __  ]    Check  box if any part of the fee is offset as provided by Exchange
            Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)     Amount  Previously  Paid:

     2)     Form  Schedule  or  Registration  Statement  No.:

     3)     Filing  Party:

     4)     Date  Filed:

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                        WE ARE NOT ASKING YOU FOR A PROXY
                  AND YOU ARE REQUESTED NOT TO SEND US A PROXY

                              INFORMATION STATEMENT

                                  INTRODUCTION

     This information statement is being mailed or otherwise furnished to stockholders of U.S. Crude Ltd., a Nevada corporation (the "Company") in connection with the prior receipt by the Board of Directors of the Company and approval by written consent of the holders of a majority of the Company's Preferred and Common Stock (the "Voting Capital Stock") of a proposal (the "Proposal") to approve an amendment (the "Amendment") to the Articles of Incorporation to effectuate an increase in the authorized common stock from 250 million shares with a par value of $0.001 to 750 million shares with a par value of $0.001. This information statement is being first sent to stockholders on or about January __ , 2002. The Company anticipates that the Amendment will become effective on or about January __, 2002.

VOTE  REQUIRED

     The vote that is required to approve the Proposal is the affirmative vote of shareholders representing a majority of the shares which are entitled to vote on such matters. Each holder of the Company's Series A Preferred Stock is entitled to ten (10) votes for each share held, each holder of the Company's Series B Preferred Stock is entitled to one-hundred (100) votes for each share held, and each holder of common stock is entitled to one (1) vote for each share held.

     The record date for purposes of determining the number of outstanding shares of common and preferred stock of the Company, and for determining stockholders entitled to vote, is the close of business on January 7, 2002 (the "Record Date"), the business day after the Board of Directors of the Company adopted the resolution approving and recommending the Proposal. As of the Record Date, the Company had 227,835,584 shares of common stock, 4,000,000 shares of Series A Preferred Stock, and 4,000,000 shares of Series B Preferred Stock outstanding. Holders of the shares have no preemptive rights. All outstanding shares are fully paid and nonassessable. The transfer agent for the common stock is Pacific Stock Transfer, 5844 South Pecos Road, Suite D, Las
Vegas,  Nevada  89120,  telephone  number  (702)  361-3033.

VOTE  OBTAINED  -  SECTION  78.320  NEVADA  REVISED  STATUTES

     Section 78.320 of the Nevada Revised Statutes (the "Nevada Law") provides that the written consent of the holders of the outstanding shares of voting stock, having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, may be substituted for such a meeting. Pursuant to Section 78.390 of the Nevada Revised Statutes, a majority of the outstanding voting shares of stock entitled to vote thereon is required in order to amend the Articles of Incorporation. In order to eliminate the costs and management time involved in obtaining proxies and in order to effect the Amendment as early as possible in order to accomplish the purposes of the Company as hereafter described, the Board of Directors of the Company voted to utilize, and did in fact obtain, the written consent of the holders of a majority of the voting power of the Company.

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     Pursuant  to  Section 78.370 of the Nevada Revised Statutes, the Company is
required to provide prompt notice of the taking of the corporate action without a meeting to the stockholders of record who have not consented in writing to such action. This Information Statement is intended to provide such notice. No dissenters' or appraisal rights under the Nevada Law are afforded to the Company's stockholders as a result of the approval of the Proposals.

                                  PROPOSAL ONE
                             TO AMEND THE COMPANY'S
                    ARTICLES OF INCORPORATION TO INCREASE THE
                     NUMBER OF AUTHORIZED COMMON SHARES FROM
                    250 MILLION SHARES TO 750 MILLION SHARES

GENERAL

     On January 4, 2002, the Board of Directors approved, subject to stockholder approval, an Amendment to the Company's Articles of Incorporation to effectuate an increase in the authorized common stock from 250 million shares with a par value of $0.001 to 750 million shares with a par value of $0.001. On January 4, 2002, the Proposal was approved by written consent of a majority of the Company's preferred and common stockholders. A copy of the proposed amendment to the Articles of Incorporation is attached to this Information Statement as Appendix A.

AMENDMENT  TO  INCREASE  NUMBER  OF  AUTHORIZED  SHARES

     On January 4, 2002, the Board of Directors of the Company approved, declared it advisable and in the Company's best interests and directed that there be submitted to the holders of a majority of the Company's voting stock for action by written consent the proposed amendment to Article 4 of the Company's Articles of Incorporation to effectuate an increase in authorized common stock from 250 million shares with a par value of $0.001 to 750 million shares with a par value of $0.001. The Board of Directors has fixed the close of business on January 7, 2002 as the record date for the determination of shareholders who are entitled to give consent and receive this Information Statement. As of the Record Date, the Company had outstanding: 227,835,584 shares of common stock held by approximately 730 shareholders of record, 4 million shares of Series A Preferred Stock held by approximately one shareholder of record, and 4 million shares of Series B Preferred Stock held by approximately one shareholder of record.

     The Board of Directors believes that it is advisable and in the Company's best interests to have available additional authorized but unissued shares of common in an amount adequate to provide for the Company's future needs. The additional shares will be available for issuance from time to time by the Company in the discretion of the Board of Directors, normally without further stockholder action (except as may be required for a particular transaction by applicable law, requirements of regulatory agencies or by stock exchange rules), for any proper corporate purpose including, among other things, future acquisitions of property or securities of other corporations, stock dividends, stock splits, stock options, convertible debt and equity financing. The availability of additional authorized but unissued shares will be achieved by effectuating an increase in the number of authorized shares of common stock from 250 million to 750 million. This step is necessary, in the judgment of the Board of Directors, in order to raise additional capital and carry out the Company's business objectives.

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CERTAIN  MATTERS  RELATED  TO  THE  PROPOSAL

     The Amendment will become effective upon filing the Amendment to the Company's Articles of Incorporation, anticipated to be approximately twenty-one
(21) days after this Information Statement has been distributed to the Company's stockholders.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth, as of January 7, 2002, certain information with respect to the Company's equity securities owned of record or beneficially by (i) each Officer and Director of the Company; (ii) each person who owns beneficially more than 5% of each class of the Company's outstanding equity securities; and (iii) all Directors and Executive Officers as a group.




                                              Name and Address of             Amount and Nature of     Percent
Title of Class . . . . . . . . . . . . . . .  Beneficial Owner                Beneficial Ownership   of Class (1)
--------------------------------------------  ------------------------------  ---------------------  ------------

                                              Anthony K. Miller
                                              c/o U.S. Crude Ltd.
Common . . . . . . . . . . . . . . . . . . .  25809-D Business Center Drive
Stock. . . . . . . . . . . . . . . . . . . .  Redlands, CA  92374                 850,000 (2)      Less than 1%

                                              Catherine Meeks
                                              c/o U.S. Crude Ltd.
Common . . . . . . . . . . . . . . . . . . .  25809-D Business Center Drive
Stock. . . . . . . . . . . . . . . . . . . .  Redlands, CA  92374                 400,500 (3)      Less than 1%

                                              Dr. Thomas E. Hobson
                                              c/o U.S. Crude Ltd.
Common . . . . . . . . . . . . . . . . . . .  25809-D Business Center Drive
Stock. . . . . . . . . . . . . . . . . . . .  Redlands, CA  92374                 650,000 (4)      Less than 1%

                                              Thomas Meeks
                                              c/o U.S. Crude Ltd.
Common . . . . . . . . . . . . . . . . . . .  25809-D Business Center Drive
Stock. . . . . . . . . . . . . . . . . . . .  Redlands, CA  92374               1,350,000 (5)(6)   Less than 1%

                                              Wave Technologies, Inc.
Common . . . . . . . . . . . . . . . . . . .  673 E. Cooley Drive, No. 106      3,585,000 (6)              1.6%
Stock. . . . . . . . . . . . . . . . . . . .  Colton, CA  92324

Series A                                      Wave Technologies, Inc.
Preferred. . . . . . . . . . . . . . . . . .  673 E. Cooley Drive, No. 106
Stock (7). . . . . . . . . . . . . . . . . .  Colton, CA  92324                 4,000,000 (6)              100%

Series B                                      Wave Technologies, Inc.
Preferred. . . . . . . . . . . . . . . . . .  673 E. Cooley Drive, No. 106
Stock (8). . . . . . . . . . . . . . . . . .  Colton, CA  92324                 4,000,000 (6)              100%

                                              Common Stock:
                                              All Officers and Directors.             6,835,500              3%
                                              and Directors as a Group (4 Persons) (2)(3)(4)(5)(6)

                                              Voting Control (including
                                              Preferred Stock): All Officers          446,835,500
                                              and Directors as a Group (4 Persons)  (2)(3)(4)(5)(6)       66.2%


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

(1) Based on 227,835,584 shares of common stock outstanding and 4,000,000 shares of Series A Preferred Stock and 4,000,000 shares of Series B Preferred Stock outstanding.

(2) Includes 150,000 shares of common stock owned jointly with spouse and options to acquire 400,000 shares of common stock at $1.00 per share, exercisable until 2006.

(3) Catherine Meeks is the sister of Thomas Meeks, also a director of the Company.

(4) Includes options to acquire 400,000 shares of common stock at $1.00 per share, exercisable until 2006.

(5) Thomas Meeks is the brother of Catherine Meeks, also a director of the Company. Includes options to acquire 1,000,000 shares of common stock at $1.00 per share, exercisable until 2006.

(6) Thomas Meeks is deemed to be the beneficial owner of shares of common and preferred stock held by Wave Technologies, Inc.

(7)     Series  A  Preferred  Stock  has  10  to  1  voting  power.

(8)     Series  B  Preferred  Stock  has  100  to  1  voting  power.

     The Company believes that the beneficial owners of securities listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable. Beneficial ownership is determined in accordance with the rules of the Commission and generally includes voting or investment power with respect to securities. Shares of stock subject to options or warrants currently exercisable, or exercisable within 60 days, are deemed outstanding for purposes of computing the percentage of the person holding such options or warrants, but are not deemed outstanding for purposes of computing the percentage of any other person.

COMPLIANCE  WITH  SECTION  16(a)  OF  THE  SECURITIES  EXCHANGE  ACT  OF  1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers and persons who own more than ten percent of a registered class of the Company's equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge, none of the officers and directors have complied.


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



                                       By  order  of  the  Board  of  Directors



                                       _______________________________
                                       Anthony  Miller,  President

Redlands,  California
January  10,  2002

                                   APPENDIX A

                            CERTIFICATE OF AMENDMENT

                                       OF

                            ARTICLES OF INCORPORATION

                                       OF

                                U.S. CRUDE, LTD.

          (Pursuant to NRS 78.385 and 78.390 - after issuance of stock)

     The undersigned being the President and Secretary of U.S. Crude, Ltd., a Nevada Corporation, hereby certify that by unanimous written consent of the Board of Directors on January 4, 2002 and majority written consent of the stockholders on January 4, 2002, it was voted that this Certificate of Amendment of Articles of Incorporation be filed.

     The undersigned further certify that ARTICLE "FOUR" of the Articles of Incorporation, originally filed on November 3, 1999, and as amended, are amended to read as follows:

ARTICLE  "FOUR"  is  hereby  amended  to  read  as  follows:

     "The total authorized capital stock of the Corporation shall consist of 750,000,000 shares of Common Stock, $0.001 par value and 25,000,000 shares of Preferred Stock, $0.001 par value.

     The shares of Preferred Stock may be issued from time to time in one or more series. The Board of Directors of the Corporation (the "Board of Directors") is expressly authorized to provide for the issue of all or any of the shares of the Preferred Stock in one or more series, and to fix the number of shares and to determine or alter for each such series, such voting powers, full or limited, or no voting powers, and such designations, preferences, and relative, participating, optional, or other rights and such qualifications, limitations, or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issue of such shares (a "Preferred Stock Designation") and as may be permitted by the General Corporation Law of the State of Nevada. The Board of Directors is also expressly authorized to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any series subsequent to the issue of shares of that series. In case the number of shares of any such series shall be so decreased, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series."


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

     The undersigned hereby certify that they have on this ___ day of January, 2002 executed this Certificate amending the Articles of Incorporation heretofore filed with the Secretary of State of Nevada.




                              _______________________________
                              Anthony  Miller,  President



                              _______________________________
                              Catherine  Meeks,  Secretary

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